1001 West Fourth St. Winston-Salem NC 27101-2400 t 336 607 7300 f 336 607 7500 www.KilpatrickStockton.com

September 30, 2008	Jeffrey T. Skinner direct dial 336 607 7512 direct fax 336 607 7500 JSkinner@KilpatrickStockton.com

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 of China Finance, Inc. (File Nos. 333-46114 and 005-79787)

Ladies and Gentlemen:

On behalf of our client, China Finance, Inc. (the “Company”), enclosed for filing please find a Definitive Proxy Statement for the Company, which incorporates certain amendments and conforming changes to the Company’s Preliminary Proxy Statement filed on September 12, 2008, including responses to the comments of Ms. Kimberly Browning, Examiner, Division of Investment Management.  Per Ms. Browning’s request, Ms. Browning’s comments and a description of the corresponding amendments are listed below.

    1.     Comment:  Under “Proposal One – Election of Directors”, in the chart on page 4 of the proxy, please clarify which director nominees currently serve on the Company’s Board of Directors.

Response:  The Company has added information stating that Ms. Yu has been a director since August 2008 and Ms. Li and Mr. Yung have been directors since June 2007 in the column titled “Position with Company, Term of Office and Tenure”.

    2.     Comment:  Provide information regarding how legal process may be served on the Company’s non-resident directors.

Response:  The Company has provided the information requested in a new section on page 6 of the Definitive Proxy Statement: “Proposal One – Election of Directors – Other Board Matters – Service of Legal Process on Non-Resident Directors”, which reads:

“Service of Legal Process on Non-Resident Directors.  All of the Directors of the Company have a substantial portion of their assets located outside the United States.  As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon the directors named in this proxy, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, the Company has been advised by the Company’s Chinese legal counsel that China does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of court judgments. As a result, recognition and enforcement in China of judgments of a court of the United States or any other jurisdiction, including judgments against the Company or its directors may be difficult or impossible.”

    3.     Comment:  On page 5 of the proxy, in the first paragraph of the section “Proposal One – Election of Directors – Director Compensation”, specify the expenses that comprise “certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings” for which directors may be compensated.

Response:  The Company has provided the information requested on page 5 of the Definitive Proxy Statement in the first paragraph of the section Proposal One – Election of Directors – Director Compensation”.

    4.     Comment:  In the director compensation chart on page 6 of the proxy, provide a footnote clarifying that Ms. Yu is compensated for her role as an officer of the company, not as a director.

Response:  Although the paragraph just before the chart already states that the chart describes compensation paid to the Company’s executive officers, the Company has added a footnote further clarifying this point that reads as follows:

“Ms. Yu is compensated solely for her role as CEO, CCO and Secretary of the Company and not for her role as a director of the Company.”

    5.     Comment:  On page 6 of the proxy, in the section “Proposal One – Election of Directors – Independent Public Accountants”, state whether Rotenberg & Co., LLP is registered with the Public Company Accounting Oversight Board and how they can be reached during meetings of shareholders that they do not attend.

Response:  On page 6 of the Definitive Proxy Statement, in the first paragraph in the section “Proposal One – Election of Directors – Independent Public Accountants”, we have added the information requested (indicated in bold) as follows:

“Rotenberg & Co., LLP, a public accounting firm registered with the Public Company Accounting Oversight Board, has been selected to serve as the independent public accounting firm for the Company; it has served in that capacity since December 2004.  A representative of Rotenberg & Co., LLP is not expected to attend the Meeting of Shareholders; however, a representative will be available by telephone to respond to appropriate questions as needed.”

    6.     Comment:  Confirm that the most recent annual and semi-annual reports to shareholders that are available without charge upon request have already been sent to those persons who were shareholders at the time those reports were prepared.

Response:  Both the most recent annual and semi-annual report to shareholders were sent to shareholders of record of the Company as of the dates of those reports.

    7.     Comment:  On the proxy card, in the third item under “1.  Approval of the election of the following three (3) nominees for director:  Ann Yu, Yifang Li and Denming Yung”, fix the typo in bold in the sentence “WITHHOLD AUTHORITY to vote for all of an individual nominee(s).”

Response:  The typo has been corrected in the Definitive Proxy Statement.

In submitting this correspondence, the Company acknowledges that: (i) the Company is responsible for the adequacy and accuracy of the disclosure in the filings; (ii) staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and (iii) the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any persona under the federal securities laws of the United States.

Please contact the undersigned at (336) 607-7512 with any questions or comments regarding this filing.

Sincerely,

/s/ Jeffrey T. Skinner

Jeffrey T. Skinner